UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 29, 2002
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Page 1 of 4 Pages.
Exhibit Index Appears on Page 4

ITEM 5. OTHER EVENTS

On April 29, 2002, Chesapeake Corporation ("Chesapeake") held an investor presentation to discuss Chesapeake's business, its recent strategic transformation, current markets, an overview of fiscal 2001 results, the outlook for 2002 and other business information. The slide package used by Chesapeake executives at this presentation is furnished herewith as Exhibit 99.1. All of the information in the presentation is presented as of April 29, 2002, and Chesapeake does not assume any obligation to update such information in the future.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1

Slide presentation as presented at investor meeting held on April 29, 2002.

Page 2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: April 30, 2002	BY:	/s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Controller
(Principal Accounting Officer)

Page 3
EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Slide presentation as presented at investor meeting held on April 29, 2002.

Page 4